                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 17, 2003
                                                        -----------------


                        WIRELESS AGE COMMUNICATIONS, INC.
                        ---------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


NEVADA                                001-31338              98-0336674
------                                ---------              ----------

STATE OR OTHER JURISDICTION OF        (COMMISSION            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION         FILE NO.)              IDENTIFICATION NO.)


1408 BROAD STREET, REGINA, SASKATCHEWAN, CANADA                        S4R 1Y8
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (306) 751-7720
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 --------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

On December 17, 2003, Wireless Age Communications, Inc. entered into a Note Purchase Agreement to acquire $1,700,000 in outstanding principal amount of an 8% Convertible Subordinated Promissory Note of RELM Wireless Corporation. Wireless Age will purchase the note from the current holder thereof for a cash purchase price of $1,870,000.

The closing will occur, subject to the satisfaction of certain contingencies, on or prior to December 31, 2003. The note matures on December 31, 2004 and is currently convertible into approximately 904,255 common shares of RELM Wireless, which represents an approximately 9.1% ownership position in RELM Wireless.

Wireless Age issued a press release on December 18, 2003, announcing the transaction, a copy of which is appended herein as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)      Exhibits

                  99.1 Press Release issued by Wireless Age Communications, Inc., dated December 18, 2003, announcing the execution of a Note Purchase Agreement to acquire a RELM Wireless Corporation Convertible Note.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   December 18, 2003


                                            WIRELESS AGE COMMUNICATIONS, INC.



                                            By    /s/ John Simmonds
                                                  --------------------------
                                                     John G. Simmonds
                                                     Chief Executive Officer

                                      INDEX

Exhibit No.       Description

99.1 Press Release issued by Wireless Age Communications, Inc., dated December 18, 2003, announcing the execution of a Note Purchase Agreement to acquire a RELM Wireless Corporation Convertible Note.

                                                           EXHIBIT 99.1


WIRELESS AGE SIGNS AGREEMENT TO ACQUIRE RELM CONVERTIBLE NOTE




TORONTO, ONTARIO - DECEMBER 18, 2003--- Wireless Age Communications Inc. (OTCBB:WLSA) announced today that, on December 17, 2003, it entered into a Note Purchase Agreement to acquire $1,700,000 in outstanding principal amount of an 8% Convertible Subordinated Promissory Note of RELM Wireless Corporation (OTCBB:RELM). Wireless Age will purchase the note from the current holder thereof for a cash purchase price of $1,870,000.

The closing will occur, subject to the satisfaction of certain contingencies, on or prior to December 31, 2003. The note matures on December 31, 2004 and is currently convertible into approximately 904,255 common shares of RELM Wireless, which represents approximately 9.1% ownership position in RELM Wireless.

RELM Wireless designs, manufactures and markets wireless communications equipment consisting of land mobile radios and base station components and systems. Wireless Age considers RELM Wireless a competitor to certain segments of its business.

This release includes projections of future results and "forward-looking statements" as that term is defined in Sections 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). All statements that are included in this release, other than statements of historical fact, are forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations are disclosed in this release, including, without limitation, in conjunction with those forward-looking statements contained in this release.




For further information:

Keith Schaefer
Vanguard Shareholder Solutions Inc.
1205-1095 W. Pender St.
Vancouver, B.C.
P: 866-801-3777
F: 604-688-0854
www.vanguardsolutions.ca